Exhibit 21

LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2007


                                                               State/Country of
Name                                                            Incorporation
----                                                            -------------

Sangart, Inc.                                                     California
Accommodations Center, Inc.                                         Colorado
Baldwin Enterprises, Inc.                                           Colorado
Collection of Fine Properties, Inc.                                 Colorado
Columbine Management Company                                        Colorado
NSAC, Inc.                                                          Colorado
Peak Ski Rentals, LLC                                               Colorado
ResortQuest at Summit County, LLC                                   Colorado
ResortQuest Technologies, Inc.                                      Colorado
RRP, Inc.                                                           Colorado
Telluride Resort Accommodations, Inc.                               Colorado
Ten Mile Holdings, Ltd.                                             Colorado
12103 Hickman Road LLC                                              Delaware
A3D Automotive, LLC                                                 Delaware
AC Barbados, LP                                                     Delaware
AIC Financial Corporation                                           Delaware
American Investment Company                                         Delaware
Ankeny Land, LLC                                                    Delaware
Antilles Crossing International, LP                                 Delaware
Antilles Crossing, LP                                               Delaware
Arch B, LLC                                                         Delaware
Arch Bay Capital, LLC                                               Delaware
Arch Bay Holdings, LLC                                              Delaware
Aspen Lodging Company, LLC                                          Delaware
Baldwin Aircraft Leasing, LLC                                       Delaware
Baldwin Carib, LP                                                   Delaware
Baldwin Carter Corp.                                                Delaware
Baldwin-CIS L.L.C.                                                  Delaware
Baldwin Energy, Inc.                                                Delaware
Baldwin Indiana Energy, Inc.                                        Delaware
BEI Arch Holdings, LLC                                              Delaware
BEI Prepaid Holdings, LLC                                           Delaware
BEI Prepaid, LLC                                                    Delaware
BEI LNG Development Corp.                                           Delaware
BEI-RZT Corporation                                                 Delaware
BEI-Science, Inc.                                                   Delaware
BEI TX Energy Corp.                                                 Delaware
BELLPET, LLC                                                        Delaware
BHR Holdings, Inc.                                                  Delaware
BIA Investments, LLC                                                Delaware
Burlington Equipment, LLC                                           Delaware
Burnham Developer, LLC                                              Delaware
Caribbean Fiber Holdings, LP                                        Delaware
Chicago Clean Energy, LLC                                           Delaware
CL LAND, LLC                                                        Delaware
Cloudrock Land Company, LLC                                         Delaware
Coastal Resorts Management, Inc.                                    Delaware
Coastal Resorts Realty L.L.C.                                       Delaware
Coates, Reid & Waldron, Inc.                                        Delaware
Conwed Corporation                                                  Delaware
Conwed Plastics, LLC                                                Delaware
Conwed Plastics Acquisition Company, LLC                            Delaware
Conwed Plastics Acquisition II LLC                                  Delaware
Conwed Plastics Acquisition III LLC                                 Delaware
CP Two Louisiana, LLC                                               Delaware
CP Two Louisiana Member, LLC                                        Delaware

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2007, continued


                                                               State/Country of
Name                                                            Incorporation
----                                                            -------------

CPTL Acquisition, LLC                                               Delaware
Crimson Wine Group, Ltd.                                            Delaware
CX Aviation, LLC                                                    Delaware
CXL Aviation, LLC                                                   Delaware
Double Canyon Vineyards, LLC                                        Delaware
Exclusive Vacation Properties, Inc.                                 Delaware
Garcadia Auto, LLC                                                  Delaware
Glen Cove TND, LLC                                                  Delaware
GL Casa, LLC                                                        Delaware
GL Clear Lake, LLC                                                  Delaware
GL Dodge City, LLC                                                  Delaware
GL Houston, LLC                                                     Delaware
GL Iowa, LLC                                                        Delaware
GL Northwest, LLC                                                   Delaware
GL Southtown, LLC                                                   Delaware
GL Texan, LLC                                                       Delaware
Goober Drilling, LLC                                                Delaware
Great Beach Vacations, LLC                                          Delaware
HFH Distressed Credit Fund, L.P.                                    Delaware
High Country Resorts, Inc.                                          Delaware
Idaho Holding Corp.                                                 Delaware
IH Communications, LLC                                              Delaware
Imperial Valley Resource Recovery Company, L.L.C.                   Delaware
Indiana Gasification, LLC                                           Delaware
INTL Consilium Emerging Market Absolute Return Fund, LLC            Delaware
Jefferson Way LLC                                                   Delaware
Jericho One Corp.                                                   Delaware
K-T-F Acquisition Co.                                               Delaware
Lake Charles Corp.                                                  Delaware
Lake Charles Cogeneration LLC                                       Delaware
LCH Opportunities, LLC                                              Delaware
Leucadia Aviation, Inc.                                             Delaware
Leucadia Cellars and Estates, LLC                                   Delaware
Leucadia-Eagle Corporation                                          Delaware
Leucadia Energy, LLC                                                Delaware
Leucadia LLC                                                        Delaware
Leucadia Investors, LLC                                             Delaware
Leucadia Property Holdings, Ltd.                                    Delaware
Leucadia Symphony, Ltd.                                             Delaware
LNC Investments, LLC                                                Delaware
LNG Development Company, LLC                                        Delaware
LP Valley Bio-Power, LLC                                            Delaware
L-Credit, LLC                                                       Delaware
LR Credit, LLC                                                      Delaware
LR Credit 1, LLC                                                    Delaware
LR Credit 2, LLC                                                    Delaware
LR Credit 3, LLC                                                    Delaware
LUK-A3D, LLC                                                        Delaware
LUK-Acquisition III, LLC                                            Delaware
LUK-Asia LLC                                                        Delaware
LUK Broadcasting, LLC                                               Delaware
LUK-Burlington Holdings, LLC                                        Delaware
LUK-Carib, LLC                                                      Delaware
LUK CLEC LLC                                                        Delaware
LUK-Fortescue, LLC                                                  Delaware
LUK-Goober, LLC                                                     Delaware

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2007, continued


                                                               State/Country of
Name                                                            Incorporation
----                                                            -------------

LUK-HY Fund, LLC                                                  Delaware
LUK-MB LLC                                                        Delaware
LUK-MB1, LLC                                                      Delaware
LUK-MB2, LLC                                                      Delaware
LUK-MB3, LLC                                                      Delaware
LUK-MB4, LLC                                                      Delaware
LUK-MB5, LLC                                                      Delaware
LUK-MB1 Holdings, LLC                                             Delaware
LUK-Myrtle Beach, LLC                                             Delaware
LUK-PCI, LLC                                                      Delaware
LUK-PCI Energy Venture, LLC                                       Delaware
LUK-Ranch Entertainment, LLC                                      Delaware
LUK-Saffran, LLC                                                  Delaware
LUK-Shop, LLC                                                     Delaware
LUK-Symphony, LLC                                                 Delaware
LUK-Symphony Management, LLC                                      Delaware
LUK-Visible, LLC                                                  Delaware
LUK-WL Corp.                                                      Delaware
Lympus, LLC                                                       Delaware
Maine Isles, LLC                                                  Delaware
Maine Seaboard Realty, LLC                                        Delaware
MK Resources LLC                                                  Delaware
Mountain Valley Properties, Inc.                                  Delaware
Mundano, LLC                                                      Delaware
Nead Corporation                                                  Delaware
Neward Corporation                                                Delaware
North East Point Land Co., LLC                                    Delaware
NW Land, LLC                                                      Delaware
One Technology Center, LLC                                        Delaware
Oregon LNG Marketing Company, LLC                                 Delaware
Oregon Pipeline Company, LLC                                      Delaware
Panama City BEI Holdings, LLC                                     Delaware
Panama City Land Company, LLC                                     Delaware
Pine Ridge Winery, LLC                                            Delaware
Rastin Investing  LLC                                             Delaware
ResortQuest Arizona, Inc.                                         Delaware
ResortQuest Colorado, Inc.                                        Delaware
ResortQuest Hilton Head, Inc.                                     Delaware
ResortQuest Idaho, Inc.                                           Delaware
ResortQuest International, Inc.                                   Delaware
ResortQuest Mortgage, LLC                                         Delaware
ResortQuest Real Estate of Alabama, Inc.                          Delaware
ResortQuest Realty Aspen, LLC                                     Delaware
ResortQuest Southwest Florida, LLC                                Delaware
Ridgepine, Inc.                                                   Delaware
Rockport Properties, LLC                                          Delaware
RQI Acquisition, LLC                                              Delaware
Sand Dollar Management Investors, LLC                             Delaware
Sand Dollar Ocean, LLC                                            Delaware
Seegal Benson Leucadia Partners, LLC                              Delaware
Seegal Benson Leucadia Securities, LLC                            Delaware
Steamboat Premier Properties, Inc.                                Delaware
STi CC1, LLC                                                      Delaware
STi CC2, LLC                                                      Delaware
STi Pepaid, LLC                                                   Delaware
Symphony Health Services, Inc.                                    Delaware
Tops'l Development, LLC                                           Delaware

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2007, continued


                                                             State/Country of
Name                                                          Incorporation
----                                                          -------------

Tops'l Development II, LLC                                      Delaware
Abbott & Andrews Realty, LLC                                    Florida
Community Airport Redevelopment, LLC                            Florida
Draper Lake, LLC                                                Florida
LUK-Draper, Inc.                                                Florida
Realty Referral Consultants, LLC                                Florida
ResortQuest Orlando, LLC                                        Florida
ResortQuest Northwest Florida, LLC                              Florida
ResortQuest Real Estate of Florida, Inc.                        Florida
Rosemary Beach Cottage Rental Company                           Florida
Rosemary Beach Land Company                                     Florida
Rosemary Beach Realty, Inc.                                     Florida
The Tops'l Group, Inc.                                          Florida
Tops'l Club of NW Florida, LLC                                  Florida
Alumni Forest Products, LLC                                     Georgia
Idaho Timber, LLC                                               Idaho
Idaho Timber of Boise, LLC                                      Idaho
Idaho Timber of Texas, LLC                                      Idaho
Idaho Timber of Kansas, LLC                                     Idaho
Idaho Timber of North Carolina, LLC                             Idaho
Idaho Timber of Albuquerque, LLC                                Idaho
Idaho Timber of Montana, LLC                                    Idaho
Idaho Timber of Idaho, LLC                                      Idaho
Idaho Timber of Mountain Home, LLC                              Idaho
Idaho Timber of Cartage, LLC                                    Idaho
Idaho Cedar Sales, LLC                                          Idaho
College Life Development Corporation                            Indiana
Professional Data Management, LLC                               Indiana
Polynet, Inc.                                                   Massachusetts
RQMA, Inc.                                                      Massachusetts
ResortQuest Real Estate of Mississippi, Inc.                    Mississippi
TTP Corporation                                                 Nevada
Empire Insurance Company                                        New York
HWB Ventures, Inc.                                              New York
LR Credit 4, LLC                                                New York
LR Credit 5, LLC                                                New York
LR Credit 6, LLC                                                New York
LR Credit 7, LLC                                                New York
LR Credit 8, LLC                                                New York
LR Credit 9, LLC                                                New York
LR Credit 10, LLC                                               New York
LR Credit 11, LLC                                               New York
LR Credit 12, LLC                                               New York
LR Credit 13, LLC                                               New York
LR Credit 14, LLC                                               New York
LR Credit 15, LLC                                               New York
LUK-REN, Inc.                                                   New York
New Suffolk Land Co. LLC                                        New York
New Suffolk Land Co. I LLC                                      New York
New Suffolk Land Co. II LLC                                     New York
New Suffolk Land Co. III LLC                                    New York
New Suffolk Land Co. IV LLC                                     New York
PLRC, Inc.                                                      New York
B&B on the Beach, Inc.                                          North Carolina

                                                                  Exhibit 21


LEUCADIA NATIONAL CORPORATION
Subsidiaries as of December 31, 2007, continued


                                                           State/Country of
Name                                                        Incorporation
----                                                     -------------------

Brindley & Brindley Realty & Development, Inc.           North Carolina
R&R Resort Rental Properties, Inc.                       North Carolina
Phlcorp, Inc.                                            Pennsylvania
Catering Concepts, LLC                                   South Carolina
Hilton Head Ocean front Sales and Rentals, Inc.          South Carolina
Resort Rental Vacations, LLC                             Tennessee
American Investment Holdings, LLC                        Utah
Aviation Leasing Company, LLC                            Utah
Baxter Investment Company, LLC                           Utah
Leucadia Financial Corporation                           Utah
Leucadia International Corporation                       Utah
Leucadia Properties, Inc.                                Utah
Resort Property Management, Inc.                         Utah
Silver Mountain Industries, Inc.                         Utah
Telluride Properties Acquisition, Inc.                   Utah
Terracor II                                              Utah
WMAC Investment Corporation                              Wisconsin
Canadian International Power Company Limited             Wyoming
AC (Barbados) IBC, Inc.                                  Barbados
Tele (Barbados) Inc.                                     Barbados
Conwed Plastics NV                                       Belgium
Iguazu Ventures, Ltd.                                    British Virgin Islands
LUK-Japan Ltd.                                           British Virgin Islands
STi Customer Care                                        Dominican Republic
Conwed Plastics Mexico S de RL de CV                     Mexico
Servicios Conwed Plastics Mexico S de RL de CV           Mexico
Antilles Crossing Holding Company (St. Lucia) Limited    St. Lucia
Antilles Crossing (St. Lucia) Limited                    St. Lucia
Antilles Crossing - St. Croix, Inc.                      U.S. Virgin Islands



Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2007.